SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
                  (Amendment No.  )

Filed by Registrant [X]
Filed by a Party other than Registrant [  ]

Check the Appropriate Box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     USCI, INC.
     (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):
[X]     No Fee Required.
[ ]     Fee computed on table below per Exchange Act
        Rules 14a-6(i)(4) and 0-11.
        1)      Title of each class of securities to which transaction
                applies:
        2)      Aggregate number of securities to which transaction
                applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
        4)      Proposed maximum aggregate value of transaction:
        5)      Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

             1)      Amount Previously Paid:
             2)      Form, Schedule or Registration Statement No.:
             3)      Filing Party:
             4)      Date Filed:

                   Copies of all communications to:
                       LEONARD R. GLASS, ESQ.
               Cole, Schotz, Meisel, Forman & Leonard, P.A.
                  25 Main Street, Post Office Box 800
                   Hackensack, New Jersey 07602-0800
                           (201) 489-3000

                               USCI, INC.
                      6115-A Jimmy Carter Boulevard
                        Norcross, Georgia  30071


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of USCI, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of USCI, Inc. (the "Company") will be held at the Ritz Carlton - Buckhead, 3434 Peachtree Road N.E., Atlanta, Georgia 30326 on Thursday, June 26, 1997 at 9:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

  1. To elect as directors the five (5) persons listed in the accompanying Proxy Statement;

  2.      To approve the adoption of the Company's 1997 Stock Option Plan;

  3. To ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company for the fiscal year ending December 31, 1997; and

  4. To consider and transact any other business that may lawfully come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 19, 1997 as the record date for the determination of stockholders entitled to vote at the Meeting and to receive notice thereof. Accordingly, only stockholders of record on such date will be entitled to vote at the meeting. The stock transfer books of the Company will not be closed.

Please sign the enclosed proxy and return it in the enclosed envelope.


                                          By Order of the Board of Directors

                                          Bruce A. Hahn, Chairman
May 27, 1997
Mailed at Norcross, Georgia


                             IMPORTANT

STOCKHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED, A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES. YOU ARE ENTITLED TO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY WRITTEN NOTICE TO THE COMPANY. ALSO, IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED.

                          PROXY STATEMENT

                1997 ANNUAL MEETING OF STOCKHOLDERS OF
                             USCI, INC.
                      TO BE HELD JUNE 26, 1997

            Approximate Date of Mailing to Stockholders:
                            May 27, 1997

                      TIME AND PLACE OF MEETING

This Proxy Statement is furnished to stockholders by the Board of Directors of USCI, Inc., a Delaware corporation (the "Company"), for solicitation of Proxies for use at the 1997 Annual Meeting of Stockholders to be held on June 26, 1997 at 9:00 a.m., and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The Company's principal executive offices are located at 6115-A Jimmy Carter Boulevard, Norcross, Georgia 30071 (770-840-8888).

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any stockholder giving a proxy in such form has the power to revoke it at any time before it is exercised by filing a later proxy with the Company, by attending the meeting and voting in person, or by notifying the Company of the revocation in writing to its Secretary at 6115-A Jimmy Carter Boulevard, Norcross, Georgia 30071. Any such proxy, if received in time for voting and not revoked, will be voted at the meeting in accordance with the instructions indicated on the proxy. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.


                      VOTING RIGHTS AND VOTE REQUIRED

As of May 19, 1997 (the "Record Date"), the Company had outstanding and entitled to vote 10,266,209 shares of Common Stock (the "Common Stock"). There is no other class of Common Stock of the Company outstanding. Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each outstanding share entitles the record holder to one (1) vote on the matters to be voted upon at the meeting. The stock transfer books will not be closed for the purposes of such vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available and open to examination by any stockholder for any purpose germane to the Annual Meeting at the Ritz Carlton - Buckhead, 3434 Peachtree Road N.E., Atlanta, Georgia 30326 on June 26, 1997, and for ten days prior to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m. at the office of the Company at 6115-A Jimmy Carter Boulevard, Norcross, Georgia 30071.

The holders of a majority of interest of all Common Stock issued, outstanding and entitled to vote at a stockholders' meeting, present in person or by proxy, constitute a quorum pursuant to the Company's By-Laws. In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite amount are present or represented by proxy.

Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A plurality of the votes duly cast is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

The affirmative vote by the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of March 25, 1997 with respect to the Common Stock beneficially owned by each Director and Nominee for Director, by each Named Executive Officer, by all of the Directors and Executive Officers of the Company as a group, and by each person known by the management of the Company to own beneficially more than five (5%) percent of the outstanding shares of the Common Stock.

                                                           Number of Shares              Percentage
Name and Address of Beneficial Owner                   Beneficially Owned (1)            of Class
Bruce A. Hahn
6115-A Jimmy Carter Blvd.
Norcross, Georgia 30071                                        1,172,763 (2)               11.4%

Edgar Puthuff                                                    181,256 (3)                1.8%

Jerome S. Baron                                                   88,385 (4)                 *

Lawrence Burstein                                                316,350 (5)                3.1%

Salvatore T. DiMascio                                              2,000                     *

Robert J. Kostrinsky                                             203,978 (6)                2.0%

All directors and executive officers                           1,981,832 (7)               18.9%
as a group (seven persons)

 *  Less than 1%.
(1)       As used herein, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, based on information furnished by the beneficial owners of the Common
          Stock listed above, the Company believes that each such person has sole voting power and investment power with respect to his shares of the Company's Common Stock, except to the extent that authority is shared by spouses under applicable law.
(2)       Includes 78,958 shares issuable upon the exercise of currently exercisable options at $3.80 per share and 90,000 shares held by members of Mr. Hahn's immediate family.
(3)       Includes 64,479 shares issuable upon the exercise of currently exercisable options, at $4.43 (39,479 shares) and $8.25 (25,000 shares) per share; also includes 54,138 shares held by the Puthuff Littleton & Smith, Inc. Pension and Profit Sharing Plan,
          of which Mr. Puthuff is the trustee and 10,000 shares issuable upon the exercise of currently exercisable options at $5.75 per share held by Puthuff Littleton & Smith,
          Inc. of which Mr. Puthuff is a principal.
(4)       Includes 64,479 shares issuable upon the exercise of currently exercisable options, at $4.43 (39,479 shares) and $8.25 (25,000 shares) per share.
(5)       Includes 8,667 shares of the Company's Common Stock owned by Trinity Capital Corp.
          over which shares Mr. Burstein has shared voting and investment power; 8,334 shares owned by members of Mr. Burstein's family; and 50,000 shares issuable upon the exercise of currently exercisable warrants at $6.00 per share and 39,479 shares issuable upon the exercise of currently exercisable options at $5.75 per share.
(6)       Includes 39,478 shares issuable upon exercise of currently exercisable options at
          $3.80 per share.
(7)       Includes the shares described in footnotes (2) through (6) above, and 17,100 shares held by an executive officer.


                                      PROPOSAL 1:

                                 ELECTION OF DIRECTORS

Unless the authority to do so is withheld, the enclosed Proxy will be voted for the election of the Nominees named below to hold office until the next Annual Meeting of the Stockholders and until their successors shall be duly elected and qualified. In the event any of the Nominees should be unwilling or unable to serve as a Director, the Proxy will be voted for such substitute Nominee as the Board of Directors may designate or in the absence of such designation in accordance with the best judgment of the person or persons acting under the Proxy. Management is not aware of any Nominee who is unable or will decline to serve as a Director.

The following table sets forth the name and age of each Nominee, the period during which he has served as Director and the other capacities in which he currently serves the Company:

                                                      Period                        Other Capacities
                                                      Served as                     in which
Name                             Age                  Director                      Currently Serving
Bruce A. Hahn                     47                   Since May 1995                Chairman, President and
                                                                                     Chief Executive Officer

Edgar Puthuff (2)                 61                   Since May 1995                None

Jerome S. Baron (1)(2)            70                   Since May 1995                None

Lawrence Burstein (1)(3)(4)       54                   Since September 1992          None

Salvatore T. DiMascio (3)(4)      57                   Since July 1996               None

(1)       Current member of the Stock Option Committee.
(2)       Current member of the Compensation Committee.
(3)       Current member of the Audit Committee.
(4)       Current member of the Finance Committee.

Bruce A. Hahn has been a director of U.S. Communications, Inc. since its inception in January 1991, its Chairman since November 1991 and Chief Executive Officer since December 1992. He has held the same positions with the Company since the completion of the merger ("Merger") with Trinity Six Inc. ("Trinity") (the "Effective Time"). From June 1985 to February 1992, Mr. Hahn was the Chief Executive Officer, Chairman of the Board, and, from June 1985 to October 1989, and July 1990 to February 1992, President of International Consumer Brands, Inc., a company engaged in the manufacture and sale of consumer products. International Consumer Brands filed a petition for reorganization under Chapter 11 of the federal bankruptcy laws in April 1992, which is still pending. From April 1984 to June 1985, Mr. Hahn was Executive Vice President and General Manager of Cosmo Communications Corp., a manufacturer of consumer communications and electronics products. From April 1980 to March 1984, Mr. Hahn was employed by Conair Corporation, a leading manufacturer of personal care appliances and residential telephone products, first as new products marketing manager and subsequently as Vice President and General Manager, Conair Appliance and Electronics Division.

Edgar Puthuff has been a director of U.S.Communications, Inc. since June 1992 and a director of the Company since the Effective Time. Mr. Puthuff has been Chairman of Puthuff Littleton & Smith, Inc. (formerly Miller Puthuff Associates, Inc.), a sales/marketing representative for major accounts such as

Kmart Corporation, for more than 20 years. Mr. Puthuff is also currently a director of General Energy Corp., and served briefly as director of International Consumer Brands, Inc.

Jerome S. Baron has been a director of U.S. Communications, Inc. since December 1993 and a director of the Company since the Effective Time. Mr. Baron is President of Brean Murray & Co. (formerly Brean Murray, Foster Securities, Inc.), a New York Stock Exchange and American Stock Exchange member firm. Mr. Baron is also a director of CAS Medical Systems, Inc., a public company engaged in the manufacture and marketing of blood pressure monitors and other medical products principally for the neonatal care market.

Lawrence Burstein has been a director of U.S. Communications, Inc. since December 1993, President, Treasurer and a director of Trinity since its inception in September 1992 and a director of the Company since the Effective Time. Since March 1996, Mr. Burstein has been President, a director and the principal shareholder of Unity Venture Capital Associates, a private investment banking firm. He is also President, a director and principal shareholder of Unity First Acquisition Corp., a publicly held "blind pool" company presently seeking to effect a business combination. Mr. Burstein is a director of four other public companies, being, respectively, CAS Medical Systems, Inc., engaged in the manufacture and marketing of blood pressure monitors and other medical products principally for the neonatal market, The MNI Group Inc., engaged in the marketing of specially formulated medical foods, T.HQ, Inc., a developer of electronic game cartridges, and Brazil Fast Food Corp., an operator of approximately 125 fast food outlets in Brazil. Mr. Burstein received an LL.B. from Columbia Law School.

Salvatore T. DiMascio became a director of the Company in July 1996. Since August 1996, Mr. DiMascio has been a director of H.E.R.C. Products Inc., a publicly held company engaged in the development and marketing of water treatment products, and has been a director of Digital Network Access, Inc., a publicly held internet service provider since December 1996. Since June 1994, Mr. DiMascio has been Executive Vice President and Chief Financial Officer of Anchor Gaming, a publicly held diversified gaming company. Prior to joining Anchor Gaming, Mr. DiMascio served as President of DiMascio Venture Management, Inc., a management and investment firm, for over eight years. From 1978 to 1986 Mr. DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation. Mr. DiMascio is a certified public accountant.

During the fiscal year ended December 31, 1996, the Board of Directors held four meetings. Each Director participated in all meetings held during his term of office.

Simultaneously with the completion of the Merger with Trinity in May 1995, the Company's directors and executive officers and certain other stockholders entered into a voting agreement (the "Voting Agreement") which provides that, for a three-year period, each of the parties will use all reasonable efforts to cause management of the Company to nominate as directors of the Company one designee of the parties who were previously affiliates of Trinity and up to six designees of the other parties to the Voting Agreement and to vote their shares in favor of the election as directors of such designated nominees.

Prior to the Merger, Trinity's directors were Lawrence Burstein, Barry Goldin, John Cattier and Barry Ridings. Bruce Hahn, Lawrence Burstein, Edgar Puthuff and Jerome Baron comprised the Board of Directors of U.S. Communications. As a result of the Merger and pursuant to the Voting Agreement, Messrs. Goldin, Cattier and Ridings resigned as directors of the Company and the directors of U.S. Communications were elected as the directors of the Company.

There are no arrangements known to the Company the operation of which may at a subsequent date result in a change in control of the Company.

Committees of the Board

Stock Option Committee. The Board of Directors has a Stock Option Committee, consisting of Messrs. Baron and Burstein, which administers the Company's stock option plans. The Stock Option Committee took action on four occasions during the fiscal year ended December 31, 1996.

Compensation Committee. The Compensation Committee of the Board of Directors consists of Messrs. Baron and Puthuff and acts upon the compensation of the executive officers of the Company and such other persons as are determined by the Board of Directors. During the fiscal year ended December 31, 1996, the Compensation Committee held one meeting.

At the 1997 annual meeting of the Board of Directors to be held immediately following the Annual Meeting of Stockholders, the Compensation Committee and the Stock Option Committee will be combined into one committee, the Compensation and Personnel Committee.

Audit Committee. The Audit Committee is comprised of Messrs. Burstein and DiMascio. The Audit Committee meets with management to consider the adequacy of the Company's internal controls and the objectivity of financial reporting; the committee also meets with the independent auditors and with appropriate Company financial personnel about these matters. The committee recommends to the Board the appointment of the independent auditors, subject to ratification by the stockholders at the Annual Meeting. The independent auditors have unrestricted access to the Committee. During the fiscal year ended December 31, 1996, the Audit Committee held one meeting.

Finance Committee. The Finance Committee is comprised of Messrs. DiMascio and Burstein and is responsible for making recommendations to the Board concerning investment policy and methods of financing the operations of the Company and its subsidiaries and evaluating new business and investment opportunities. During the fiscal year ended December 31, 1996, the Finance Committee held one meeting.

Directors' Compensation

Directors of the Company who are employees do not receive remuneration for services as directors. Directors who are not employees receive options to purchase shares of the Company's Common Stock, in an amount determined annually by the Board of Directors, as compensation for services rendered as directors, plus reimbursement of out-of-pocket expenses for each meeting attended. In April 1996, the Company granted five year options to purchase 25,000 shares at $8.25 per share to each of Messrs. Puthuff and Baron as directors' fees for 1996. The options vest in April 1997. In November 1996, the Company granted five year options to purchase 25,000 shares at $5.00 per share to Mr. Burstein as his director's fee for 1996. These options vest in July 1997.

The Board of Directors does not have a nominating committee.

All members of the committees of the Board of Directors attended all of their respective committee meetings.

Executive Officers

The following table sets forth the name and age of each executive officer of the Company and the office and period during which he has held such office.

                                                                                Period Served
Name                            Age       Office                                as Officer
Bruce A. Hahn                   47        Chairman; President                  Since May 1995
                                          and Chief Executive Officer

Robert J. Kostrinsky            38        Executive Vice President;            Since May 1995
                                          Chief Financial Officer;
                                          Treasurer

Basil H. Ford                   52        Vice President - Corporate           Since June 1996
                                          Development and Investor
                                          Relations; Secretary

Currently, there is no fixed term of office for any executive officer. Each person selected to become an executive officer has consented to act as such and there are no arrangements or understandings between the executive officers or any other persons pursuant to which he or she was or is to be selected as an officer.

Robert J. Kostrinsky has been Secretary-Treasurer of U.S. Communications, Inc. since November 1991 and Executive Vice President since November 1994. He has been Executive Vice President and Treasurer of the Company since the Effective Time, was Secretary of the Company from the Effective Time until July 1996, and became Chief Financial Officer in April 1996. From April 1987 to July 1992, Mr. Kostrinsky was Secretary-Treasurer of International Consumer Brands, Inc., which filed a petition for reorganization under Chapter 11 of the Federal Bankruptcy Laws in April 1992. Mr. Kostrinsky, a certified public accountant, was employed from 1981 to April 1987 by the accounting firm of Grant Thornton. At the time he joined International Consumer Brands, Inc., he was an audit manager for Grant Thornton.

Basil H. Ford joined the Company as Vice President - Corporate Development and Investor Relations in June 1996 and became Secretary of the Company in July 1996. From 1993 to 1996, Mr. Ford was employed by Sonoco Products Company, a publicly held multi-national packaging company, serving from 1994 to 1996 as Vice President of Investor Relations. From 1982 until its acquisition by Sonoco Products in 1993, Mr. Ford was employed by Engraph Inc., a publicly held packaging company, most recently (1988 to 1993) as Vice President - Investor Relations/Corporate Development/Strategic Planning.

For a description of the business background of Mr. Hahn, see the text immediately following the table on page 3 of this Proxy Statement.

                                 EXECUTIVE COMPENSATION

Board Compensation Committee Report on Executive Compensation

For 1996, decisions regarding executive compensation were made by the Compensation Committee and the Stock Option Committee. At the 1997 annual meeting of the Board of Directors, to be held immediately following the Annual Meeting of Stockholders, the committees will be combined into one committee, the Compensation and Personnel Committee, which will assume the functions of both committees. The Compensation Committee and the Stock Option Committee (collectively the "Committee") are currently each comprised of two independent non-employee directors. The Committee is charged with establishing and administering the policies and plans which govern compensation for executive officers, including those individuals listed in the compensation tables in this proxy statement. In the case of any executive officers who are also members of the Board of Directors, the Committee makes recommendations which are subject to approval by non-employee members of the Board.

Compensation Policies. The Company's executive compensation philosophy is to utilize employment agreements with its officers to provide total compensation opportunities which are competitive within the Company's industry and community so that the Company can attract and retain high quality executives and to align the interests of the Company's executives and its stockholders by providing for payment of a significant portion of executive compensation in the form of stock options and commissions based on the Company's sales performance. Thus, the value generated for the Company's stockholders is a key factor in determining the value ultimately received by the executive officers under their employment agreements.

Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the scope of the duties and responsibilities for each officer's position. In the Company's three year agreements with its Chief Executive Officer and Executive Vice President, which were negotiated and entered into as a condition of the Merger with Trinity in May 1995, increases have been provided in base salary over the term of the Agreement to further protect the Company's vested interest due to their prior service and key strategic roles.

Commissions/Performance Bonus. Each executive officer's employment agreement provides for the payment of an annual commission or performance bonus based upon the number of net activations of wireless telecommunication devises or cellular telephones processed by the Company in excess of a threshold amount. The use of net activations, is believed by the Committee to be the most objective measurement of executive performance during the current period, where the overriding objective of the Company is to build its business by increasing sales.

Stock Options. Each executive officer's employment agreement provides for the grant of incentive stock options. Stock options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of the grant. Stock options become exercisable in full in installments over periods of three or more years and have terms of either five or ten years from the date of the grant. Such stock options thus provide incentive for the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company's common stock occurs over a specified number of years and the executive officer remains employed for the periods required for the stock options to become exercisable.

CEO Compensation. During 1996, the Company's most highly compensated officer was Bruce A. Hahn, Chairman of the Board and Chief Executive Officer. Under his employment agreement, which was a condition to the completion of the Merger with Trinity and the terms of which are set forth elsewhere in this Proxy Statement, Mr. Hahn received a base salary of $200,000 and a commission of $18,000. In addition, options to purchase 39,479 shares of the Company's common stock at $3.80 per share became exercisable by Mr. Hahn as of December 31, 1996.

Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code denies publicly held companies a deduction for compensation paid to a named executive officer in a taxable year to the extent it exceeds $1 million per officer, unless the compensation qualifies as "performance based compensation." The Committee has no present policy in respect of Section 162(m) because compensation paid to any named executive officer of the Company has not approached $1 million.

               The Compensation Committee and Stock Option Committee:
                              Jerome S. Baron
                             Lawrence Burstein
                               Edgar Puthuff

COMPENSATION TABLES

The following summary compensation table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Chief Executive Officer of the Company and the other executive officer of the Company whose total annual salary and bonus exceeded $100,000 ("named executive officers") during the fiscal year ended December 31, 1996.

SUMMARY COMPENSATION TABLE


                                                                                     Long-Term Compensation
                                                                           -------------------------------------
                                           Annual Compensation                      Awards              Payouts
                                   ------------------------------------    -------------------------    -------
         (a)              (b)        (c)        (d)           (e)             (f)           (g)          (h)       (i)

                                                             Other         Restricted    Securities                All
                                                            Annual           Stock       Underlying     LTIP       Other
Name and Principal                  Salary      Bonus      Compensation      Awards      Options/SARs   Payouts    Compen-
Position                  Year       ($)         ($)          ($)             ($)            (#)         ($)        sation
------------------        ----     --------    ----------  -------------   -----------   ------------   -------    --------
Bruce A. Hahn (1),        1996     200,266      -           18,000          -              -              -            -
Chairman, President       1995     158,000      -           18,000          -            118,437          -            -
Chief Executive Officer   1994     101,500     16,500          -            -              -              -            -

Robert J. Kostrinsky      1996     100,266      -           15,000          -              -              -            -
Executive Vice            1995      75,000      -           12,000          -             59,217          -            -
President, Chief          1994      60,000      3,750          -            -              -              -            -
Financial Officer,
Treasurer

(1)  Salary payments include commissions paid pursuant to Mr. Hahn's employment agreement. Such commissions totaled $266, $0 and
$10,500 for the years ended December 31, 1996, 1995 and 1994, respectively.  Mr. Hahn has been Chairman, President and Chief
Executive Officer of U.S. Communications, Inc since its inception and assumed those positions with the Company upon completion of the Merger with Trinity on May 15, 1995.
(2)  Salary payments include commissions paid pursuant to Mr. Kostrinsky's employment agreement.  Such commissions totalled $10,266,
$0 and $0 for the years ended December 31, 1996, 1995 and 1994, respectively.


     The Company made no grants of stock options or stock appreciation rights to any named executive officer during the fiscal year ended December 31, 1996.

     The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1996 with respect to the named executive officers.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

  (a)                  (b)           (c)              (d)                               (e)
                     Shares                     Number of Securities         Value of Unexercised in-
                   acquired on      Value       Underlying Unexercised       the-money options at
                   exercise(#)    Realized ($)  Options at FY-End (#)            FY-End ($5.375)
                   -----------    ----------   --------------------------   ---------------------------
                                               Exercisable  Unexercisable   Exercisable  Unexercisable
                                               -----------  -------------   -----------  -------------
Bruce A. Hahn           -            -          78,958        39,479         $124,359     $62,179

Robert J. Kostrinsky                            39,478        19,739         $ 62,178     $31,089

The Company made no Long-Term Incentive Plan Awards during the fiscal year ended December 31, 1996. The Company has no defined benefit or actuarial plan. The Company did not, during the fiscal year ended December 31, 1996, adjust or amend the exercise price of options previously awarded to the named executive officers.

Compensation Committee Interlocks and Insider Participation

Lawrence Burstein, a member of the Company's Stock Option Committee, was an executive officer of Trinity until the Merger in May 1995.

Employment Contracts

As a condition to the Merger with Trinity, Bruce A. Hahn entered into a three-year employment agreement with the Company, effective retroactively to January 1, 1995, and subsequently amended in January 1996, which provides for an annual base salary of $150,000 in 1995, increasing to $200,000 for 1996 and 1997. As additional compensation, Mr. Hahn is entitled to receive a commission for the calendar year ended December 31, 1996 of $1.00 per net wireless activation (as defined in the agreement ("NWA")) for NWAs in excess of the first 50,000 and $2.00 per NWA for each NWA in excess of 100,000, not to exceed $500,000 in that year. Mr. Hahn's additional compensation for the calendar year ending December 31, 1997 shall be computed in the same manner as that of calendar 1996, but with no limitation as to the aggregate amount of commissions payable to Mr. Hahn for that calendar year. Mr. Hahn receives a monthly car allowance of $1,500 and reimbursement of business expenses, and is eligible to participate in any Company sponsored benefit plans. Mr. Hahn also received five-year options, exercisable at $3.80 per share, to purchase an aggregate of 118,437 shares of the Company's Common Stock, vesting to the extent of 39,479 of such options on December 31, 1995, 1996 and 1997, respectively.

Robert Kostrinsky's employment agreement with the Company provides for an annual base salary of $75,000 in 1995, increasing to $90,000 for 1996 and 1997. As additional compensation, Mr. Kostrinsky is entitled to receive a commission for the year ended December 31, 1996 of $1.00 per NWA for NWAs in excess of the first 40,000 and $1.50 per NWA for each NWA in excess of 100,000 not to exceed $200,000 in that year. Mr. Kostrinsky's additional compensation for the calendar year ending December 31, 1997 shall be computed in the same manner as that of calendar 1996, but the aggregate amount of commissions payable to Mr. Kostrinsky for that calendar year shall not exceed $250,000. Mr. Kostrinsky receives a monthly car allowance of $750 and reimbursement of business expenses, and is eligible to participate in any Company sponsored benefit plans. Mr. Kostrinsky also received five-year options, exercisable at $3.80 per share, to purchase an aggregate of 59,217 shares of the Company's Common Stock, vesting to the extent of 19,739 of such options on December 31, 1995, 1996 and 1997, respectively.

PERFORMANCE GRAPH

The following table shows a comparison of cumulative total return to stockholders for the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Composite Index for the period May 15, 1995 (the date of the Merger with Trinity) through December 31, 1996.


    $200

                                      _ - - * -_
                                   _-           -_
                                _-                 -_
    $150                      _-                     -_ ____ -- &
                            _-                     ___ -_
                         _-                     ___      -
                        _            ____--- &--          -_
                       -     ____----                       -_
    $100              *#& - ---------------- # ------_____    - *
                                                          ------#



     $50




      $0
----------------------------------------------------------------------
                      5/15/95             12/31/95           12/31/96
----------------------------------------------------------------------
* = USCI, Inc.         100.00              184.52              102.38
# = Peer Composite     100.00              102.60               90.17
& = Nasdaq Composite   100.00              122.80              151.02

Assumes $100 invested on May 15, 1995 in USCI Common Stock, the Nasdaq Composite Index and the Peer Group Composite Index. The USCI Common Stock is quoted on the Nasdaq National Market. Prior to January 10, 1996, the USCI Common Stock was quoted on the Nasdaq OTC Bulletin Board. The May 15, 1995 and December 31, 1995 prices for USCI are the average of the high bid and ask prices on such dates. The Peer Group Composite Index is comprised of Airtouch Communications, Inc., Palmer Wireless, Inc. and Vanguard Cellular Systems, Inc.

Board Recommendation

The Board of Directors recommends that the stockholders vote FOR the election of the nominees named above.


                               PROPOSAL 2:

                         ADOPTION OF THE COMPANY'S
                          1997 STOCK OPTION PLAN

On March 20, 1997, the Board of Directors adopted the USCI 1997 Stock Option Plan (the "1997 Option Plan") for the purpose of attracting and retaining qualified personnel for positions of substantial responsibility, to provide additional incentives to employees and consultants of the Company and to promote the success of the Company's business. The 1997 Option Plan provides for the issuance of "incentive stock options" and/or "non-qualified options" to purchase up to 750,000 shares of the Company's Common Stock. The 1997

Option Plan is intended to replace the Company's Amended and Restated 1992 Stock Option Plan under which an insufficient number of shares remains unissued to effectuate the aforementioned purposes. In order for options granted under the 1997 Option Plan to qualify as "incentive stock options" under the Internal Revenue Code of 1986, as amended, the 1997 Option Plan must, among other things, be approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at a meeting of stockholders duly constituted for such purpose within twelve (12) months after the 1997 Option Plan's adoption by the Board of Directors. As of the date of this Proxy Statement, 100,000 options have been granted under the 1997 Option Plan.

Description of the 1997 Option Plan

The principal provisions of the 1997 Option Plan are summarized below, but such summary is qualified in its entirety by reference to the terms of the 1997 Option Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Principal Provisions

  Eligibility. All employees and directors of the Company and its subsidiaries, and consultants and advisors thereto, are eligible to receive options under the 1997 Option Plan. Options granted under the 1997 Option plan to employees may be designated as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be designated as options not intended to ISOs ("non-qualified stock options"). Options granted to directors who are not full-time employees of the Company or its subsidiaries and to consultants and advisors will be non-qualified stock options. Approximately 270 individuals were eligible to receive options under the 1997 Option Plan as of May 1, 1997.

  Term of 1997 Option Plan. No option may be granted under the 1997 Option Plan after March 19, 2007.

  Administration. The 1997 Option Plan is administered by the Compensation and Personnel Committee of the Board of Directors (the "Committee") which determines the persons to whom, and the times and prices at which, an option will be granted, the number of shares subject to the option and the terms and provisions of the option agreement, and which interprets and construes the terms of the 1997 Option Plan.

  Term of Options. All options terminate on the earliest of: (a) the expiration of the term specified in the option document, which may not exceed ten years from the date of grant; (b) the expiration of three months from the date an option holder's employment or service with the Company or its subsidiaries terminates for any reason other than disability, death or as set forth in clauses (d) and (e) below); (c) the expiration of one year from the date an option holder's employment or service with the Company or its subsidiaries terminates by reason of such option holder's disability or death;
(d) the date upon which a determination is made by the Committee that the option holder has breached his employment or service contract with the Company or its subsidiaries, has been engaged in any sort of disloyalty to the Company or its subsidiaries or has disclosed trade secrets or confidential information of the Company or its subsidiaries; or (e) the date set by the Committee to be an accelerated expiration date in the event of a liquidation or dissolution of the Company or its subsidiaries. The Committee, in its discretion, may provide for additional limitations on the term of any option.

  Option Price. The option price for non-qualified options may be less than, equal to or greater than the fair market value of the shares subject to the option on the date that the option is granted, and for ISOs shall be at least 100% of the fair market value of the shares subject to the option on the date that the option is granted.

  Certain Rules for Certain Stockholders. If an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company's capital stock, the term of the option may not exceed five years and the option price must be at least 110% of the fair market value of the shares on the date that the option is granted.

  Limitation on ISO Grants. To the extent that the aggregate fair market value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which ISOs under all stock option plans of the Company and its subsidiaries are exercisable for the first time by an option holder during any calendar year exceed $100,000, such options shall be treated as non-qualified options.

  Payment. An option holder may pay for shares covered by an option in cash or by certified or cashier's check payable to the order of the Company, by payment through a broker in accordance with Regulation T of the Federal Reserve Board or by such other mode of payment as the Committee may approve, including payment in whole or in part in shares of the Company's Common Stock, based on the fair market value of such Common Stock at the time of payment.

  Option Document; Restriction on Transferability. All options will be evidenced by a written option document containing provisions consistent with the 1997 Option Plan and such other provisions as the Committee deems appropriate. No option granted under the 1997 Option Plan may be transferred, except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended.

  Provisions Relating to a "Change of Control." Notwithstanding any other provision of the 1997 Option Plan, upon the occurrence of a "Change of Control," all options granted pursuant to the 1997 Option Plan will become immediately exercisable.

          A "Change of Control" will occur under the 1997 Option Plan upon requisite approval by stockholders (or, if such approval is not required, by the Board of Directors) of a plan of liquidation or dissolution or the sale of substantially all of the assets of the Company. Subject to certain exceptions, a "Change of Control" will also occur upon requisite approval by the Company's and the other constituent corporation's stockholders (or, if such approval is not required, by the respective Boards of Directors) of the merger or consolidation of the Company with or into such other constituent corporation. In addition, a Change of Control will occur if certain entities, persons or groups specified in the 1997 Option Plan have become beneficial owners of or have obtained voting control over more than 30% of the outstanding shares of the Company's Common Stock or on the first day upon which a majority of the Board of Directors consists of persons who have been members of the Board for less than two years, unless the nomination for election of each new director who was not a director at the beginning of such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

  Amendments to option documents and the 1997 Option Plan. Subject to the provisions of the 1997 Option Plan, the Committee may amend an option document, subject to the option holder's consent if the amendment is not favorable to the option holder or is not being made pursuant to provisions of the 1997 Option Plan relating to acceleration of the expiration date in the event of liquidation or dissolution of the Company. The Board of Directors may amend the 1997 Option Plan from time to time in such manner as it may deem advisable without further action by the Company's stockholders except to the extent required under applicable law.

  Tax Aspects of the 1997 Option Plan. The following discussion is intended to briefly summarize the general principles of federal income tax law applicable to options granted under the 1997 Option Plan. A recipient of an ISO will not recognize taxable income upon either the grant or exercise of an ISO. The option holder will recognize long-term capital gain or loss on a disposition of the shares acquired upon exercise of an ISO, provided the option holder does not dispose of those shares within two years from the date the ISO was granted or within one year after the shares were transferred to such option holder. Currently, for regular federal income tax purposes, long-term capital gain is taxed at a maximum rate of 28%, while ordinary income may be subject to a maximum rate of 39.6%. If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

As a general rule, if the option holder disposes of the shares before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the option holder on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between (i) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition; and (ii) the adjusted basis of the shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the shares prior to the disposition.

The amount by which the fair market value of a share at the time of exercise exceeds the option price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. Currently, the alternative minimum tax rate is 24%. If an option holder pays alternative minimum tax with respect to the exercise of an ISO, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income is included in alternative minimum taxable income.

A recipient of a non-qualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the non-qualified stock option, in an amount equal to the excess of the fair market value of the shares received upon exercise at the time of exercise of such options over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon disposition of the shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's basis in the shares subject to the option (which basis ordinarily is the fair market value of the shares subject to the option on the date the option was exercised).

The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and does not purport to be a complete description of the federal tax aspects of the 1997 Option Plan. Option holders may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 1997 Option Plan and the sale or other disposition of shares acquired upon exercise of options.

The following table sets forth certain information as of as of May 1, 1997 with respect to the 1997 Option Plan as to (i) each named executive officer of the Company, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, (iv) each nominee for election as a director, and (iv) all employees, including all current officers who are not executive officers, as a group. The benefits and amounts that will

be received by the foregoing persons under the 1997 Option Plan are not otherwise presently determinable.

NEW PLAN BENEFITS - 1997 OPTION PLAN

                                            Per Share               Market Value of
                                             Exercise  Expiration   Common Stock on
Name                         # of Options     Price      Date       Date of Grant
Bruce A. Hahn, Chief
Executive Officer; President

Robert J. Kostrinsky,
Executive Vice President;
Chief Financial Officer

Lawrence Burstein (2)             25,000      $4.25      03/20/2002     $4.25

Jerome S. Baron (2)               25,000      $4.25      03/20/2002     $4.25

Edgar Puthuff (2)                 25,000      $4.25      03/20/2002     $4.25

Salvatore T. DiMascio (2)         25,000      $4.25      03/20/2002     $4.25

All current executive
officers as a group
(three persons)

All current directors who        100,000      $4.25      03/20/2002     $4.25
are not executive officers
as a group (four persons)

All employees, including all
current officers who are not
executive officers, as a group
(265 persons)

(1)       All options were granted during the fiscal year ending December 31, 1997.
(2)       These options vest on March 20, 1998.

Board Recommendation
The affirmative vote by the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required to approve the adoption of the 1997 Option Plan.

The Board of Directors recommends that stockholders vote FOR adoption of the 1997 Option Plan.

                                PROPOSAL 3:

             RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS

The Board of Directors has concluded that the continued employment of Arthur Andersen LLP will be in the Company's best interest and recommends that the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997 be ratified and approved.

Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Company has been advised by Arthur Andersen LLP that neither the firm nor any of its partners has any material direct or any indirect financial interest in the Company.

Board Recommendation

The affirmative vote by the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required to ratify the appointment of Arthur Andersen LLP as independent accountants.

The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Arthur Andersen LLP as independent public accountants.

                       EXPENSE OF SOLICITATION

All costs connected with the solicitation of Proxies will be borne by the Company. Brokers and other persons holding stock for the benefit of others will be reimbursed for their expenses in forwarding Proxies and accompanying material to the beneficial owners of such stock and obtaining their Proxies. Solicitation will be made by mail, telephone, telegraph or otherwise, and some of the directors, officers and regular employees of the Company may assist in the solicitation without additional compensation.

                     STOCKHOLDERS' PROPOSALS

If a stockholder wishes to present a proposal to be voted on at the 1998 Annual Meeting, the proponent must, at the time the proposal is submitted, be a record or beneficial owner of at least one (1%) percent or One Thousand ($1,000.00) Dollars in market value of the class of securities entitled to vote at the meeting and have held such securities for at least one (1) year, and such stockholder must continue to own such securities through the date on which the 1998 Annual Meeting is held. The proposal, in order to be included in the management proxy statement, must be received at the Company's executive offices no later than February 26, 1998. In order to remove any question as to the date on which a proposal was received by the Board of Directors, it is suggested that proposals be submitted by certified mail, return receipt requested.

            OTHER MATTERS THAT MAY COME BEFORE THE MEETING

The Board of Directors knows of no other matters which may be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the Proxy will vote according to their best judgment.

Stockholders are requested to date, sign and return the Proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke your Proxy at that time and vote in person if you so desire, otherwise your Proxy will be voted for you.


                               By Order of the Board of Directors

                               Bruce A. Hahn, Chairman

May 27, 1997
Norcross, Georgia





                                                       APPENDIX A
                           USCI, INC.
                     1997 STOCK OPTION PLAN


     1. Purpose. The USCI, Inc. 1997 Stock Option Plan (the "Plan") is intended to recognize the contributions made to the Company or an Affiliate by employees of the Company or any Affiliate (as hereinafter defined), members of the Board of Directors of the Company or an Affiliate, and certain consultants and advisors to the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, $.0001 par value (the "Common Stock").

     2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

          (a)   "Act" means the Securities Act of 1933, as amended.

          (b) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code.

          (c) "Board of Directors" means the Board of Directors of the Company.

          (d)   "Change of Control" shall have the meaning as set forth in
Section 9 of the Plan.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended.

          (f) "Committee" means the Board of Directors or the committee designated by the Board of Directors in accordance with the provisions set forth in Section 3 of the Plan.

          (g)   "Company" means USCI, Inc., a Delaware corporation.

          (h) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

          (k) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

          (l) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3.

          (m) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

          (n) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

          (o) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

          (p) "Option Document" means the document described in Section 8 of the Plan which sets forth the terms and conditions of each grant of Options.

          (q) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

          (r)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange
Act.

          (s) "Shares" means the shares of Common Stock of the Company which are the subject of Options.

     3.   Administration of the Plan.

          (a) Committee. The Plan shall be administered by the Board of Directors or by a committee appointed by the Board consisting of at least two Directors; provided, however, that any options granted to directors and officers (within the meaning of Section 16(a) under the Exchange Act) must be approved prior to such grant by the Board of Directors or a committee consisting solely of two "Non-Employee" directors.

          (b) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

          (c) Grants. The Committee shall from time to time, in its discretion, direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the Optionees to whom, the times at which, and the price at which Options shall be granted,
(ii) determine the type of Option to be granted and the number of Shares subject thereto, and (iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and poten-tial contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

          (d) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, and (iv) any transaction from which the member derived an improper personal benefit.

          (e) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

          (f) Limitation on Grants of Options to Consultants and Advisors. With respect to the grant of Options to consultants and advisors, bona fide services shall be rendered by consultants and advisors.

     4. Grants under the Plan. Grants under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

     5. Eligibility. All employees and members of the Board of Directors of, and (subject to Section 3(f)) consultants and advisors to, the Company or an Affiliate shall be eligible to receive Options hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee, consultant or advisor.

     6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is seven hundred fifty thousand (750,000), subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan.

     7.   Term of Plan.

          (a) The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as set forth in Section 7(b) below. The Plan shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 11 of the Plan.

          (b) Stockholder approval shall be obtained within 12 months of adoption of the Plan by the Board of Directors. Stockholder approval may be obtained by a majority of the votes case at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting.

     8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes.
If any Option designated as an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan.

          (b)   Option Price.  Each Option Document shall state the Option
Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the Nasdaq National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

          (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the Act), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that
(a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that
(i) the Shares have not been registered under the Act and are restricted securities within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

          (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company,
(iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other mode of payment as the Committee may approve. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the

Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

          (e)   Termination of Options.

               (i) No option shall be exercisable after the first to occur of the following:

                    (A) Expiration of the Option term specified in the Option Document, which shall occur on or before (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                    (B) Expiration of three months from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than disability or death or as otherwise specified in Subsection 8(e)(i)(D) or 8(e)(i)(E) below;

                    (C) Expiration of one year from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death;

                    (D)  A finding by the Committee, after full
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

                    (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company.

              ii. Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

          (f)   Transfers.   No Option granted under the Plan may be
transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

          (g) Limitation on ISO Grants. To the extent that the aggregate fair market value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000, such options shall be treated as options which are not ISOs.

          (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(E) or Section 9 of the Plan, as applicable.

     9. Change of Control. In the event of a Change of Control, all Options then outstanding under the Plan shall become immediately exercisable in full. Any amendment to this Section 9 which diminishes the rights of Optionees shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

     A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the voting power of the surviving corporation's voting securities immediately after the merger or consolidation, which voting securities are to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or
(iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (B) any other person who, on the date the Plan is effective, shall have been the bene-ficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) of more than thirty percent (30%) of outstanding shares of the Company's Common Stock), shall have become the beneficial owner of, or shall have obtained voting control over, more than thirty percent (30%) of the outstanding shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Direc-tors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     10. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of shares as to which Options may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

    11. Amendment and Termination of the Plan. The Board of Directors of the Company may amend or terminate the Plan from time to time in such manner as it may deem advisable without further action by the Company's stockholders except to the extent required by applicable law. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee.

    12. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any date to retain the Optionee in the employ of the Company or an date and/or as a member of the Company's Board of Directors or in any other capacity.

    13. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

   14.   Interpretation.

     (a) It is the intent of the Company that transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Exchange Act) satisfy the conditions of Rule 16b-3. To the extent that any provision of the Plan would result in a conflict with such conditions, such provision shall be deemed null and void. This Section shall not be applicable if no class of the Company's equity securities is then registered pursuant to
Section 12 of the Exchange Act.

     (b) It is the intent that all provisions in the Plan pertaining to ISOs satisfy the conditions of Section 422 of the Code and the Regulations promul-gated thereunder. To the extent that any provision of the Plan would result in a conflict with such conditions, such provision shall be deemed null and void.














PROXY

                           USCI, INC.
               1997 ANNUAL MEETING OF STOCKHOLDERS
   This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Leonard R. Glass and Robert J. Kostrinsky and each of them, the true and lawful attorneys and agents for the undersigned, with full power of substitution, for and in the name of the undersigned, to act for the undersigned and vote all stock the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of USCI, Inc. to be held on Thursday, June 26, 1997 at 9:00 a.m., local time, at the Ritz Carlton-Buckhead, 3434 Peachtree Rd. N.E., Atlanta, Georgia and at any and all adjournments thereof, on the matters listed on the reverse side of this card.

     The undersigned hereby acknowledges receipt of the Annual
Report to Stockholders for the Fiscal Year ended December 31,
1996, Proxy Statement and Notice of Annual Meeting dated May 27,
1997.

               PLEASE VOTE AND SIGN ON OTHER SIDE
            AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


(Please sign exactly as your name appears on your stock certificate. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the Proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable.)

Has your address changed?               Do you have any comments?

_____________________________          __________________________
_____________________________          __________________________
_____________________________          __________________________

[X]  PLEASE MARK YOUR VOTES                       USCI, INC.
     AS IN THIS EXAMPLE


(1) Election of the following nominees for the Board of Directors to serve until the Annual Meeting of Stockholders in 1998 and until each successor is duly elected and qualified.


FOR [ ]   WITHHOLD [ ]   Nominees: BRUCE A. HAHN
                                   EDGAR PUTHUFF
                                   JEROME S. BARON
                                   LAWRENCE BURSTEIN
                                   SALVATORE T. DIMASCIO

     Instruction: To withhold authority to vote for any individual nominee, check the "Withhold" box and strike a line through the nominee's name in the list at right. Unless authority to vote for all foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not struck.

(2)  Proposal to approve the adoption of the Company's 1997 Stock
Option Plan.

FOR  [  ]     AGAINST  [  ]     ABSTAIN  [  ]

3) Ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company.

FOR  [  ]     AGAINST  [  ]     ABSTAIN  [  ]


(4) In their discretion, on any other matters which may properly come before the meeting or any adjournment thereof.

Mark the box at right if comments or address change have been noted on the reverse side of this card. [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE STOCKHOLDER(S).  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.


Please be sure to sign and date this Proxy.
Date________________
Stockholder sign here_____________________________
Co-owner sign here________________________________